SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                October 25, 2002
                                ----------------



                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)



                                   California
                 (State or other jurisdiction of incorporation)



             000-49693                               92-2115369
     (Commission File Number)             (IRS Employer Identification No.)



975 El Camino Real, South San Francisco, California                      94080
      (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (650) 588-6800

Item 5.  Other Events and Regulation FD Disclosure

         On October 25, 2002, the Board of Directors of the registrant declared a cash dividend of twelve cents ($0.12) per share on shares of common stock held of record on October 31, 2002, which dividend will be payable on November 15, 2002. A copy of the October 25, 2002, news release reporting the dividend declaration is attached to this report as Exhibit 99.7 and is incorporated here by reference.


Item 7.  Exhibits

         99.7 News release dated October 25, 2002, announcing declaration of dividend on shares of common stock held of record on October 31, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP  (Registrant)


Dated: October 29, 2002.               By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer

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